November 2025

2 Important Information Regarding Forward-Looking Statements This presentation includes forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements, among other things, relate to the Company’s growth drivers and expected levels of our organic growth; the impact of our investment in development and commercial initiatives; financial guidance, including timing of revenuesand EBITDA; our ability to manage costs and to achieve our financial goals; our ability to operate under lending covenants; our ability to maintain sufficient liquidity to operate the business; our ability to pay our debt under our credit agreement and to maintain relationships with CDMO commercial partners and develop additional commercial and development partnerships. Words such as "anticipate", "believe", "estimate“, "expect", "project“, "plan", "intend", “believe”, "may", “might”, “will”, “should”, “can have”, “likely”, “potential”, “could”, “goal”, “objective”, “upcoming”, “predict” and similar expressions are used to identify forward-looking statements in this presentation. The forward-looking statements in this presentation are only predictions. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that could cause the company’s actual outcomes to differ materially from those expressed in or underlying these forward-looking statements include, but are not limited to, the timing and amount of future expenses, revenue, Adjusted EBITDA, cash flow and capital requirements, and timing and availability of and the need for additional financing; our ability to maintain or expand our relationships with our current customers, including the impact of changes in consumer demand for the products we manufacture for our customers; our ability to grow and diversify our business with new customers, including the potential loss of development customers if they do not receive required funding or regulatory approvals; our ability to comply with covenants under our credit agreements and to pay required interest and principal payments when due; our ability to raise additional capital for ongoing needs, including through equity financing, debt financing, collaborations, strategic alliances or licensing arrangements; the impact of macroeconomic events or circumstances on our operations and financial performance, including inflation, tariffs, interest rates, social unrest and global instability; the performance of our third-party suppliers; pharmaceutical industry market forces that may impact our customers’ success and continued demand for the products we produce for those customers; our ability to recruit or retain key scientific, technical, business development, and management personnel and our executive officers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including current Good Manufacturing Practice, or cGMP; the outcome and cost of existing and any new litigation or regulatory proceedings; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commissionincluding, but not limited to, the Annual Report on Form 10-K for the year ended May 25, 2025 (the “2025 10-K”)available on our website at www.lifecore.com and at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Any historical or projected financial information contained in this presentation are not intended to be indicative of future financial results. The events and circumstances reflected in these forward-looking statements, may not be achieved or occur, and actual results could differ materially from those projected in the forward-lookingstatements. Undue reliance should not be placed on the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors could emerge from time to time, and it is not possible for our management to predict all uncertainties that the Company may face.

3 Non-GAAP Financial Measures This presentation contains non-GAAP financial information including Adjusted EBITDA. The Company has included a reconciliation of Adjusted EBITDA to net (loss) income, the most directly comparable financial measure calculated in accordance with GAAP. We define Adjusted EBITDA as net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) income tax expense (benefit), (iii) depreciation and amortization, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) loss on sale or disposal of assets, (viii) reorganization costs, (ix) restructuring (recoveries) costs, (x) franchise tax equivalent to income tax, (xi) contract cancellation costs, (xii) loss (income) from discontinued operations, (xiii) stockholder activist settlement costs, and (xiv) start-up costs. See slide entitled “Reconciliation of Non-GAAP Financial Measures” in this presentation for the company’s definition of Adjusted EBITDA for the fiscal year ended May 25, 2025 and for the 2025 transition period (from May 26, 2025 to December 31, 2025) and reconciliations thereof to net (loss) income for each such period. The company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the company’s results reported in accordance with GAAP because we believe they are not reflective of our core operations or indicative of our ongoing operations. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the company’s operations and are useful for period-over-period comparisons. Management uses Adjusted EBITDA, in addition to GAAP financial measures, to monitor trends in the company’s operations, understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, and as a measure of performance for compensation decisions. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non- GAAP financial measures should be read in conjunction with the company’s consolidated financial statements presented in accordance with GAAP.

4 Key Takeaways CDMO Industry Leader with Broad Capabilities in Injectables Aggressive Growth Strategy Targeting 12%+ Revenue CAGR and Adj. EBITDA margins of 25%+ in Mid-Term High-Growth Market Expected to Increase by 100% by 2030 High-Value Pipeline Including Multiple Programs Expected to Commercialize in Mid-Term Expanded Capacity & Revenue Potential of ~$300M Annually* Experienced Leadership & Exceptional Track Record of Success * The estimate was based on historical fiscal year 2025 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

5 2025: A Strong and Successful Transition Year Completed leadership and board transition Strengthened financial position Enhanced business development resources & strategy Expanded customer base and pipeline across new modalities Implemented efficiencies & enhanced productivity Established performance-driven culture Favorable FDA audit

6 Lifecore at a Glance 400 Employees Inclusive, Performance- Driven Culture Fully integrated CDMO offering development and fill/finish of sterile injectable pharmaceuticals Projected Revenues* (7 mo. estimate) $74M - $76M Projected Adj. EBITDA* (7 mo. estimate) $12M - $14M Leader in Sodium Hyaluronate (HA) Global Regulatory Capabilities Founded in 1965 Corporate Headquarters * See disclaimers on slides 2 & 3, and “Reconciliation of Non-GAAP Financial Measures” slide Approx. Transition Period Projections (May 26 – Dec 31, 2025)

7 Campus Overview Site 1 – HQ (Lyman Blvd.) 150,000 sqft Site 2 (Lakeview Drive) 78,000 sqft Site 3 (Shelby Court) 20,000 sqft Manufacturing Operations • Sodium hyaluronate manufacturing (fermentation) • Drug and medical device formulation and filling • Secondary packaging • Microbiology and analytical quality control laboratories • Warehousing: 6,400 ft2 CRT; 1,500 ft2 cooler • Distribution Development Operations • Pilot laboratory Manufacturing Operations • Final packaging • Warehousing: 16,400 ft2 CRT; 4,000 sqft cooler • Distribution • Quality control laboratory • Particulate lab Development Operations • Analytical development laboratory Manufacturing Operations • Receipt, inspection, and warehousing of raw materials and components • 10,000 ft2 CRT; 1,795 ft2 cooler • Storage and distribution of finished goods • Potential for future expansion (120,000 ft2 available) 248,000sqft ~400State-of-the-art facilities, within 2 square miles Employees

8 Paul Josephs President & CEO Ryan Lake Chief Financial Officer Mark DaFonseca Chief Commercial Officer Jackie Klecker EVP, Quality & Dev. Services Thomas Guldager SVP of Operations Tom Salus Chief Legal & Administration Officer Former President & CEO at Woodstock Sterile Solutions Prior role as Head of CDMO – Global Business Development at Viatris (formerly known as Mylan) Former CFO at Societal CDMO, Baudax Bio, and Aspire Bariatrics Prior roles at DSM Biomedical, Kensey Nash Corporation, and Deloitte & Touche Former VP and Head of North America Sales at Corden Pharma Prior roles at AmbioPharm, CoreRx, and Catalent Former EVP Operations and facility General Manager at Lifecore Prior roles at Beckman Coulter and Sanofi Diagnostics Pasteur Former Senior Executive, Manufacturing and Site leader at Xellia Pharma Prior roles at Vertanical, ReckittBenckiser, and GSK Former General Counsel - Corporate, Securities & Transactions at Viatris Prior roles at VWR International, PPL Corporation, and several law firms Experienced Industry Leadership

9 We Serve Large and Growing Markets with Strong Tailwinds Global Injectable CDMO $10B Market1 +10% CAGR Acceleration of US-based Manufacturing Hyaluronic Acid $9.8B Market2 +7% CAGR Global CDMO $120B Market1 +8% CAGR 50%+ of annual US drug approvals are injectables4 GLP-1 $47B Market3 Expected to Increase 10X 1. Jefferies September 2024 PBOA - 8th Annual Meeting Uncovering Life Sciences Investment Trends /J. Miller October 2024 – Outsourcing Includes drug product (finished dose form), drug substance (active pharmaceutical ingredients (API) 2. Global Market Insights March 2024 – Hyaluronic Acid Market Size & Share – Trends Reports, 2024-2032 3. Markets and Markets July 2024- GLP-1 Analogues Market Size, Share & Trends 2032 4. William Blair Equity Research August 2024 – Percent of FDA Approvals for 2023 and YTD as of July 31, 2024

Executing Three-Pronged Growth Strategy Maximizing Existing Customer Business Advancing Programs Towards Commercialization Driving New Business 10

11 FOCUSED ON MAXIMIZING UTILIZATION OF AVAILABLE CAPACITY Mid-Term and Long-Term Revenue Outlook Expansion of existing commercial contracts Portfolio Commercialization New Business Revenue growth driven by maximization of existing customer base, portfolio commercialization, and new business 20M Units 45M Units 45M Units 45M Units 50% 20% ~40% ~100% Available Capacity Capacity Utilization FY 2024 FY 2025 Addition of new 5-Head Isolator Filler For illustrative purposes only, timing, estimates, assumptions and the actual growth of revenue and capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of August 7, 2025 and is for illustrative purposes only; the growth cycle may not be achieved. Based on estimates derived from internal testing and historical capacity data. Mid-Term Long-Term ~12% CAGR $129M $178M-$205M $300M1

12 Expanding Existing Customer Relationships Establish Lifecore as a partner-of- choice for the CDMO needs of existing customers Consistent engagement Collaborate on evolving supply-chain strategies: – Onshoring initiatives – International market expansion Focus on commercial excellence Customer-specific procurement strategies Inventory control Ensuring quality and on-time, in-full delivery Lifecore prides itself on building long-term relationships, with multiple customer relationships ranging from 1. As of August 2025 M A X I M I Z I N G E X I S T I N G C U S T O M E R B U S I N E S S 20 yrs to 40 yrs1

13 Fill & Finish: Pathway to Doubling Commercial Demand • Significant inflection point expected from total demand in 2027 • Largest customer’s injectable unit demand projected to more than double in 2027 • Potential upside to contractual minimums For illustrative purposes only, timing, estimates, assumptions and the actual capacity utilization may vary significantly, and we may not be able to achieve our anticipated financial goals. The information provided is as of August 2025 and is illustrative only, the growth cycle may not be achieved. M A X I M I Z I N G E X I S T I N G C U S T O M E R B U S I N E S S Today Minimum Guaranteed Commitments New Growth Mid-Term Commercial Unit Projection ~2x

14 HA Fermentation: Strong Foundation and Technical Expertise LIFECORE’S PREMIUM SODIUM HYALURONATE: doses sold worldwide 150 million1 • Ophthalmology • Orthopedics • Drug delivery • Biomaterials • Aesthetics • Oncology • Pain management • Regenerative medicine Broad Applications Worldwide: M A X I M I Z I N G E X I S T I N G C U S T O M E R B U S I N E S S 1. As of September 2024 More than Lifecore manufactures >20 commercially approved HA injectable products

15 Strong, Diverse Pipeline • Impactful commercial revenue potential over the mid-term • Strong development project pipeline: vials and syringes • Diversification across broad customer base Total Pipeline Represents $150M - $200M1 in Incremental Commercial Revenue Potential 1. Assumes full realization of management's estimates as of July 2025 for annual commercial revenue potential from pipeline projects at peak sales. Information presented is not risk and probability adjusted and the actual revenue realization may vary significantly. This does not assume new customer additions or attrition. 2. Projects are defined as individual drugs or devices for which Lifecore provides development services; as of July 2025 Active Projects2 Late Stage: 11 Early-Mid Stage: 19 A D V A N C I N G P R O G R A M S T O W A R D S C O M M E R C I A L I Z A T I O N

16 Late-Stage Development Portfolio: Impactful Revenue Potential1 Customer Product Type 2026 2027 2028 2029 2030 Specialty Pharma Med Device Specialty Pharma* BLA Large Pharma Med Device Specialty Pharma NDA Specialty Pharma Med Device Specialty Pharma Med Device Specialty Pharma Med Device Specialty Pharma BLA Specialty Pharma NDA Specialty Pharma NDA Specialty Pharma NDA *Large Pharma company retains commercial rights to product 1. Assumes full realization of management's estimates for annual commercial revenue potential from pipeline projects as of July 2025 at peak sales (not risk-adjusted). Information presented depicts anticipated launch year and is not risk and probability-adjusted. $10MM + $5MM - $10MM < $5MM Estimated Annual Revenue Potential1 A D V A N C I N G P R O G R A M S T O W A R D S C O M M E R C I A L I Z A T I O N

17 Successfully Expanding & Diversifying Pipeline • Since beginning of FY25, added 11 new programs • Building momentum outside legacy areas of strength 8 10 7 4 1 HA Small Molecule Large Molecule Biologic GLP-1 Pipeline by Treatment Area Pipeline by Modality 8 8 5 3 2 2 1 1 Dermatology Ophthalmic Pain Management Regenerative Medicine Neurology Urology Immunology Obesity 1. Projects are defined as individual drugs or devices for which Lifecore provides development services; as of July 2025

18 Attracting New High-Value Business Leveraging state-of-the-art capabilities Strategically expanding target market Upgrading sales/marketing strategy and talent D R I V I N G N E W B U S I N E S S

19 Fully staffed team with optimized activity focus Inside sales to support outreach and lead qualification Field sales to hunt high- priority targets Prioritization of targets based on size, stage, and region CRM system optimization Disciplined use of market intelligence tools External agency branding to drive differentiation Outbound content to demonstrate expertise Substantial investment & significant promotional scale-up Successfully Driving New Business • Restructured business development team under new leader • Increased investment in sales & marketing activities • Aligned internal resources to optimize new business outcomes People Process Promotion

20 Strategically Expand Target Markets • Expanding beyond high-viscosity legacy • Attractive therapeutic areas • NCEs in Phase 2, Phase 3 • Unique, injectable delivery systems • Ophthalmic and orthopedic medical devices • Commercial site transfers mAbs Complex Generics Biologics Injectable Medical Device Biosimilars Small Molecule GLP-1 Peptides D R I V I N G N E W B U S I N E S S

21 Expanded Targets Lead to Growing Pipeline • Strong, diverse and growing universe of ~50 potential future business opportunities1 • Mix of both large and specialty pharma • Subset of opportunities are HA-related, representing a broadening of our pipeline • Significant number of late-stage development or commercial site transfer programs Prospective Opportunities In process of being qualified - Inform & educate on Lifecore capabilities - Active Opportunities Within our capabilities with an identified close date D R I V I N G N E W B U S I N E S S 1. As of July 2025

22 New Technology Opens Door to New Business State-of-the-Art, 5-Head Isolator Filler • Full isolator technology, state-of-the-art containment • Significantly expanded available capacity • Broad capability: vials, syringes & cartridges • Strengthens compliance Approximately 100% increase in annual production capacity* * Based on estimates derived from internal testing and historical capacity data. There can be no assurance that such results will occur or that such results will be materially different from actual results. D R I V I N G N E W B U S I N E S S

23 Room to Grow D R I V I N G N E W B U S I N E S S To be driven by CDMO collaboration Flexibility for tailored build and equipment; partial and full-site options i.e. 10-head isolator filler equivalent to 100M units capacity Site 3 – additional 122,000 ft2 available

Sustaining Objectives Support Value Creation 24 Commitment to Quality Reduced Operational Expenses Performance-Driven Culture

25 Reduced Operational Expenses Working to drive operational efficiency and make OpEx a progressively smaller percentage of revenue: • Cost-conscious practices • Optimize key processes • Eliminate low-value activities • Leverage technology • Culture of continuous improvement Build long–term efficiencies aligned with growth that leads to improved profitability Continuous Improvement Lean Practices Aggressive Targets Procurement & Supply Chain Management Cost Consciousness Optimize Processes and Systems Track, Report & Adjust

26 Enhanced Productivity Throughout Organization Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Aseptic HA Fermentation Packaging Revenue *Q1 and Q3 include maintenance periods. Units per direct labor employee Units per direct labor employee Units per direct labor employee Revenue per total employees The information provided is FY25 data as of August 7, 2025 and is for illustrative purposes only; unit production volumes and units of measure vary based on nature and type of manufacturing and may not correlate to revenue or expense timing; utilization, production volumes and scheduling may vary significantly based on a number of factors; results may not be realized in future periods. Implemented real-time data tracking of production performance metrics driving increased output and operating efficiencies * * * * * * * *

27 ~15% 25%+ FY 2025 Mid-Term Adj. EBITDA Margin Adj. EBITDA Margin Reduction in operating expenses Expansion of existing commercial contracts Portfolio commercialization New business Operating leverage Efficiency and Revenue Growth Drive Margin Improvement For illustrative purposes only, timing, estimates, assumptions and the actual growth of adjusted EBITDA may vary significantly; we may not be able to manage our costs and achieve our anticipated financial goals. The information provided is as of November 2024 and is illustrative only, the growth cycle may not be achieved.

28 Performance-Driven Culture Performance Driven Metrics / KPI driven Linked to strategic goals Incentivize and Recognize Aligned with shareholder value enhancement Talent Management Define “A” players Local / National recruitment Manage, Monitor and Adjust Consistent review and evaluation of talent Commitment to a high-performance culture driven by exceptional talent

29 40+ Years of Strong Track Record with Global Regulatory Bodies World-class quality system Ability to support multiple geographies Successful general FDA audit – March 2025

30 Financial Highlights Full Year Fiscal 2025 Developments • Nine new programs signed with new customers during fiscal 2025, reflecting growth into modalities beyond the company's traditional area of strength in ophthalmic therapeutics • Strengthened balance sheet with sale of 10-head filler, raising approximately $17.0M • Improved efficiency and productivity across the organization Fiscal 2025 Financial Results 7-month Transition Period 2025 Guidance $128.9M Revenues +0.5% vs FY24 $38.7M Net Loss $19.5M Adjusted EBITDA -$0.7M vs FY24 $74 - $76M Revenues $18.4 - $16.4M Net Loss $12 - $14M Adjusted EBITDA * See disclaimers on slides 2 & 3, and “Reconciliation of Non-GAAP Financial Measures” slide

31 Reconciliation of Non-GAAP Financial Measures To supplement the company’s financial results determined by U.S. generally accepted accounting principles (“GAAP”), the company has disclosed in the table below the following non-GAAP information about Adjusted EBITDA. 1 Adjusted EBITDA is net (loss) income as determined under GAAP excluding (i) interest expense, net of interest income, (ii) provision for income tax expense (benefit) , (iii) depreciation and amortization on property, plant, and equipment, (iv) stock-based compensation, (v) change in fair value of debt derivatives, (vi) financing fees (non-interest), (vii) reorganization costs, (viii) restructuring costs, (ix) franchise tax equivalent to income tax, and (x) stockholder activist settlement costs. The company believes that non-GAAP financial measures, such as Adjusted EBITDA, are helpful in understanding its business as it is useful to investors in allowing for greater transparency of supplementation information used by management. Adjusted EBITDA is used by investors, as well as management, in assessing the company’s performance. Non-GAAP financial measures should be considered in addition to, but not as substitute for, reported GAAP results. Further, non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. Lifecore announced that it will be moving its fiscal year end to align with the calendar year, effective for the December 31, 2025 calendar period. The table shows the reconciliation of an estimated range of Net loss for the approximately seven-month transition period from May 26 through December 31, 2025 to the estimated range of Adjusted EBITDA for the same period. 1. See disclaimers and important information on Slides 2 and 3 (a) We previously estimated reorganization, restructuring, stockholder activist settlement costs to be $3.3 million, which we now estimate will be $2.6 million. Reorganization costs include costs not expected to be incurred on a normalized basis associated with Lifecore becoming a stand-alone entity, divestitures, legal expenses related to legacy matters, restatements of financial statements and change in auditors. Restructuring costs are related to board approved actions consisting primarily of employee severance, lease cost of exited facilities, and costs associated with divested businesses. September 30, August 25, (in thousands) 2025 2024 (unaudited) (unaudited) Net loss (GAAP) $ (9,991) $ (16,230) $(18,400) - $(16,400) Interest expense, net 6,326 5,368 Income tax expense (benefit) 333 (25) Depreciation and amortization 1,981 1,993 Stock-based compensation 2,392 2,419 Change in fair value of debt derivatives 375 (900) Financing fees (non-interest) - 275 Reorganization costs (a) 1,571 3,592 Restructuring costs (a) - 483 Franchise tax equivalent to income tax 63 50 Stockholder activist settlement (a) - 1,182 Adjusted EBITDA $ 3,050 $ (1,793) $ 12,000 $ 14,000 - 5,500 1,400 2,600 100 Three months ended - - Seven-month period May 26, 2025 to December 31, 2025 (estimate) 15,400 400 5,000

32 Key Takeaways CDMO Industry Leader with Broad Capabilities in Injectables Aggressive Growth Strategy Targeting 12%+ Revenue CAGR and Adj. EBITDA margins of 25%+ in Mid-Term High-Growth Market Expected to Increase by 100% by 2030 High-Value Pipeline Including Multiple Programs Expected to Commercialize in Mid-Term Expanded Capacity & Revenue Potential of ~$300M Annually* Experienced Leadership & Exceptional Track Record of Success * The estimate was based on historical fiscal year 2025 revenues, projected development pipeline, and new business pricing, volume and other assumptions.

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